A Premier Rocky Mountain E&P Company
1099 18  Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
Paradox Basin, Colorado
Photo by: Laura Wray, Williams Production
January 2009
Investor Presentation
EXHIBIT 99.2
th

Forward – Looking and Other Cautionary Statements
FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the Company’s reports filed with the Securities and
Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about December 2008 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the
SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com,
respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008.

Reasons to Invest in BBG
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Visible Development Growth:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
Testing multiple, new high potential prospects
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet
Hedge positions to ensure cash flow
Ample liquidity

Bill Barrett Corporation

MT
ND
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

Rocky Mountain Focus – Core Competency
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind
River
Basin
Uinta
Basin
•
Prolific resource base
22% of U.S. proved natural gas reserves*
Largest producing region for
unconventional gas resources:
tight sands and CBM
•Leverages management expertise
Track record of success
•Potential for multiple shale gas resource plays
•Improving infrastructure for
growing exports
* Dept. of Energy, EIA, “Dry Natural Gas Proved Reserves as of 12/31/06”
Recognized and prospective
resource basins

Management’s Track Record of Growth
Dec
2002
Dec
2003
Dec
2004
292
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007 2008E
(Bcfe)
78.5
77
77
Discretionary Cash Flow*
$5
$102
$195
$38
$239
*
Non-GAAP measure (see slide 2)
($mm)
$249
2002 2004 2005 2003 2006 2007
$327
YTD
3Q08
Net Income
($mm)
$24
- $5 - $4
$62
2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$101
YTD
3Q08

Strong Resource Base
to Generate Reserve Growth
* as of June 30, 2008
558 Bcfe
Proved
558 Bcfe
Proved
2.8* Tcfe 3P Resources
2.8* Tcfe 3P Resources
1.6 Tcfe
Increased
Density
0.6 Tcfe
Other
0.6 Tcfe
Other
2.8 Tcfe*
3P Resources
2.8 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include any estimates for Yellow Jacket

Bullish on Natural Gas
•
Natural gas expected to be key fuel for electric power
generating capacity added between 2007 and 2030
46
57
139
13
0
20
40
60
80
100
120
140
160
Natural Gas Renewables Coal Nuclear
Source: EIA, DOE Annual Energy Outlook 2009 (December 17, 2008)

Capital Expenditures
Exploration
10%
Exploration
10%
Development
80%
Development
80%
Delineation
10%
Delineation
10%
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$590-
610
$590-
610
F&D*
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$590 – $610 million est.
Approximate allocations:
*Non-gaap measure (see slide 2)

Improving Export Capacity and Proposed Pipeline Expansions
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.5 Bcf/d
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
Future project 1200 - 2000 Wamsutter, WY to NBPL, then to Emerson TransCanada Pathfinder
4    Quarter 2010 400 - 600 Powder River, WY to Northern Border Pipeline TransCanada Northern Border Bison
2    Quarter 2011 1200 – 1500 Opal, WY to Malin, OR El Paso Ruby
4    Quarter 2010 145+   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
4    Quarter 2012 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL Kinder Morgan Chicago Express
4    Quarter 2012 1300 (+ up to 1700) Wamsutter, WY to Chicago, IL Questar and Alliance Rockies Alliance Pipeline
August 2009th
June 2011 (under assessment)
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield, OR
Williston Basin Interstate
Williams
Grasslands
Sunstone
Opal
Opal
•
Current Rocky Mountain export
capacity 8.5 Bcf/d
•
Near Term Capacity Relief
REX +300 MMcf/d ‘09
Increased NGL capacity
110,000 Bpd
New local storage 10+ Bcf – Spring ‘09
Significant industry activity
reduction ’09
•
Longer Term Relief
Kern River Expansion 4Q ‘10
Bison NBPL 4Q ‘10
Ruby Pipeline 2Q ‘11
Multiple projects being contemplated
+0.1 Bcf/d Apr. ‘09
+0.2 Bcf/d Nov. ‘09
nd
th
th
th
th

Hedges Protect Cash Flow
•
Hedge natural gas through basis, mostly to CIG regional sales point
•
Hedge 50% - 70% of production on a forward 12-month basis
•
60 Bcfe hedged for 2009
Roughly 67% of projected production, weighted toward summer months
Gas: floor/swap $7.17MMBtu (or $7.89 Mcf) and $81.79/bbl
•
44 Bcfe hedged for 2010
Will add to this position over time
172 MMBtu/d hedged in Summer 2010
Gas: floor/swap $6.94MMBtu ($7.66/Mcf) and $90.00/bbl
Daily Natural Gas Production Hedged with Associated Pricing
As of Jan. 8, 2009
5
6
7
8
9
10
11
12
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
200
220
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swap Price
($/MMBtu)

Strong Financial Position
•
$419 million dry powder on line of credit (end 3Q ’08)
Recently increased bank line from $467 to $593 million
Diversified and reliable banking syndicate
Well within satisfactory ranges on all credit metrics
•
2009 Capital program to align with cash flow
Generate estimated 15%-20% production growth
Maintain flexibility in capital program
•
Sizable hedge positions support strong 2009 cash flows
Hedge with diversified and reliable counterparties
60 Bcfe hedged at $7.17/MMBtu or $7.89/Mcfe

Visible Development Growth
Denver
CBM
Powder River
Basin
Piceance
Basin
Wind River
Basin
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases control
•
94% average working interest –
concentrates staff resources
•
Visibility for continued double-digit
production growth
Uinta Basin
558
Bcfe
Proved
2.8 Tcfe*
3P Resources
2.0 Tcfe
Development
Projects
*as of June 30, 2008
0.2
Tcfe
Blacktail Ridge
West Tavaputs
Cave Gulch
Bullfrog

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production: 78 MMcfe/d (shallow and deep) (12/08)
•
Acreage: 39,700 net; 26,100 net undeveloped (09/08)
•
97% working interest
•
2 rigs operating currently – reduce to 1 end Jan09
•
EIS in process
•
3P resources 1.4 Tcfe, low risk (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 8 producing wells
•
Upside: Expansion of deep & Mancos shale
UTAH
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota
UT
Uinta
Basin

Silt
3-Component
3-D Seismic
Piceance Basin – Gibson Gulch
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 869 Bcfe
•
900-960 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  96 MMcfe/d   (12/08)
•
Acreage: 16,400 net, 11,800 net undeveloped (09/08)
•
93% working interest
•
2 Rigs operating
COLORADO
CO
Piceance
Basin
BBC acreage
BBC operated gas well
10 acre density
BBC non-operated gas well
Non-operated gas well

Historical Drilling Days, Well Reserves and D&C Costs
726
1300
1250
2005 2006 2007
(MMcfe)
10.8
11.2
12.4
13.9
2005 2006 2007 2008
Days Drilling
(per well)
1440
$1.36
$2.56
$1.58
2005 2006 2007
Incremental D&C Costs,  Gross
($ per Mcfe)
$1.51
Piceance Basin
$0.33
$0.46
$0.38
$0.40
2005 2006 2007 2008
EUR, Gross
Net LOE
($ per Mcfe)
Jan- June
Through 3Q

Bill Barrett Corporation

Fort Union Outcrop
Fort
Union
Outcrop

•
3P Resources 180 Bcfe
•
800-850 gross drilling locations
•
Infrastructure expansion continues
in 2009
•
Deep Big George production
ramping up
•
Proved reserves: 48 Bcfe (12/07)
•
Net production: 24 MMcfe/d (12/08)
•
Acreage: 131,400 net, 85,200 net
undeveloped (09/08)
•
Low-risk, high return
drilling, Big George coals
•
2 rigs operating
Powder River Basin – CBM
Big George Coal
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin
WYOMING

Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota Formations
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe (12/07)
(Wind River total)
•
Net production: 22 MMcfe/d (12/08)
•
WI: 50-100%
•
22,900 net undeveloped acres (09/08)
•
Up to 30 deep locations
•
IP: 5-25 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilled 31-32
Recompleting to Frontier,
testing
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 21 MMcf/d gross
(01/09)
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
TD 20,370
WOC
WYOMING
WYOMING
Wind River Basin

Blacktail Ridge / Lake Canyon
Wasatch Formation
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
•
Applying modern evaluation tools to late 1970s-aged field
•
TD 7,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 164,500
(09/08) depending on 3rd party elections
•
16 producing wells with 3,000+ bopd
(gross) production capability; 1 well
drilling, 2 wells WOC
•
Reduced 2009 activity
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
EXTENSION
STRATEGY
Lake Canyon
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas area
INFILL
STRATEGY
Blacktail Ridge acreage position not shown for competitive reasons
BBC acreage
BBC oil well
BBC possible 2009 drilling location
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
UTAH
WOC
WOC
WOC

Bill Barrett Corporation

MT
ND
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
•
1.1 million net undeveloped acres
•
Established track record of discoveries
(red stars) now in delineation phase
•
Multiple, large scale, resource plays
testing in 2008 (black circles)
•
Yellow Jacket Gothic shale play: 2
horizontal discovery wells; initiated
gas sales Dec ‘08
•
Green Jacket Hovenweep shale: 1
horizontal well waiting on completion
(WOC)
•
Circus Cody shale play: 1   of 4 wells
established sustained production > 1
MMcf/d for 9 days
•
Hook Manning Canyon shale play: drilled
1   test well, results encouraging; 1
horizontal test 1Q ‘09
•
Hook Juana Lopez Shale: WOC
•
Pine Ridge Salt Flank: drilled and
cased, completion in 2009
•
Red Point: basin-centered test 1H ‘09
EXPOSURE
CURRENT ACTIVITY
UPCOMING ACTIVITY
st
st
st st

Bill Barrett Corporation

Northwest
UT
CO
San Juan Basin

Hovenweep Shale
Gothic Shale

Salt
Productive
Zone
5,500’
5,600’
3-D
Shoot
3-D
Shoot
Potential
Productive
Zone
Hovenweep
shale
1,300 sq mi
13-15 Gray
E. Doe Canyon
Johnson
13H Neely
Rabbit
Koskie
3H
15H
Gothic shale
1,850 sq mi
14 Miles
Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic shale thickness: 80’ – 150’
•
Additional shale gas potential in Hovenweep
Shale (Green Jacket)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
207,900 net undeveloped acres (YJ and GJ) (09/08);
additional acreage added to date
•
Completed 3 horizontal Gothic well;
Hovenweep horizontal well drilled, to test 1H ‘09
•
1 sales Dec ’08 from two wells, 3 well to hook-up
to sales Jan. ‘09
CURRENT STATUS
Core sample
To quantify presence of gas
Regional Play Concept Map
Koskie 3H
IP 5.7 MMcf/d*
Neely 13H
IP 3.1MMcf/d*
COLORADO
UT CO
Paradox
Basin
Koskie 15H
Testing
9 Miles
Horizontal
Vertical
Scale in miles
0 30
13-15H
Gray
WOC
Johnson
Johnson
Koskie #1
Johnson
E. Doe
Canyon
*Average test rate over extended period does not represent a sales rate st
rd
rd

Gothic Shale
Yellow Jacket
Barnett (Core/Tier 1) Fayetteville Marcellus
Economics Initial
IP Rate (MMcfd) 3 - 6 2.5 1.9 4.3
1st Year Decline rate (%)* 65% - 80% 70% 68% 75%
EUR (Bcfe/well)* 3 - 4 2.65 2.2 3.75
Well Spacing (acres)* 160 25 - 50 40 - 80 80 - 160
Well Costs ($ millions) $4 - $4.5 (Exploratory) $2.8 $3.0 $3.5
F&D Cost ($/Mcfe)* $0.75 - $1.66 $1.39 $1.64 $1.12
Proved Reserves (Bcfe) N/A 2,810 535 45
Risked Unbooked Resource (Bcfe) ? 5,200 6,600 17,200
Breakeven Price ($/MCF) ? $4.98 $5.12 $2.69
Characteristics
Depth (Feet) 5,400 - 9,000 5,400 - 9,600 1,200 - 7,500 1,500 - 8,000
Thickness (Feet) 80 - 160 200 - 500 50 - 200 50 - 300
Organic content 1% - 2% (Converted) 2% - 7% 2% - 5% 5.3% - 7.8%
Porosity 4% - 6% ~7% 4% - 12% 5.5% - 7.5%
Pressure (psi/foot) 0.52 - 0.59 0.42 - 0.52 ~0.42 (Normal) 0.42 - 0.70
Water saturation 20% - 50% 25% - 35% 15% - 50% 12% - 35%
Gas in place (Bcf/section)* 20 - 50 75 - 200 30 - 60 30 - 150
Recovery rate N/A 25% - 50% 35% - 40% ~30%
* Preliminary numbers based on less than 30 days production; wells not connected to sales
Consistent-to-better than big name shale plays
Yellow Jacket Characteristics

Bill Barrett Corporation

ALBERTA
SASKATCHEWAN
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Unit
Thrust

Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
170,800 net  undeveloped acres (09/08)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Drilled 4 wells in 2008 to test Cody shale;
Pulis well tested 1+ MMcf/d with water
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Circus
170,800 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’; dry gas
production from Cody
Shale, continue testing
Draco 10–15
TD 12,441’; dry gas
production from Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Robinson Ranch
8-3;
WOC
Swandal Ranch
14-26
WOC
Bodine-Williams
7–28;
WOC
Pulis 7–15
1.1 MMcfe/d
sustained production
for 9 days
MONTANA

Uinta Basin – Hook Prospect
Uinta Basin – Hook Prospect
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 71,200 (09/08)
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD range from 1,000’ to 11,000’
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Testing 1   Manning Canyon well
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – WOC
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Shale Gas
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
41,000 net undeveloped acres
7-16 WOC 1Q ’09 TD 3,900’
Fractured Juana Lopez
shale prospect
Shell currently testing
offset to BBC lands
Deep Hook
15-32 State
TD 8,000’
Recovered 422’ of core
Evaluating gas shows;
Planned 1Q09
Horizontal
15-32 State
Manning
Canyon
Humbug
Limestone
589’ of
shale;
Over 816’
of interval
422’ of
core
Gas curve
UTAH
st

Key Catalysts Going Forward
Key Catalysts Going Forward
•
Sound financial strategy
2009 align capital program with cash flow
Maintain ample liquidity position
•
Development growth visibility: low risk, multi-year
Low risk reserve growth through increased density: Successful to date West Tavaputs, Piceance
West Tavaputs EIS
•
Exploration exposure to multi-TCF upside
Paradox discovery: No resources included in 3P
Multiple new exploration programs in progress
One of largest net undeveloped Rockies positions
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned

2008 Highlights
2008 Highlights
•
Record production, up 30% through 3Q08
•
Record cash flow, up 83% through 3Q08
•
Record earnings, up 3X through 3Q08
•
Significantly increased 3P resources (June ’08) with
increased density
•
Shale gas discovery at Yellow Jacket
•
Blacktail Ridge project moves to development
•
Successful convertible debt offering
•
Increased credit facility – $419 million of availability (3Q08)
•
Well executed hedge program for 2009 and forward

Circus, Montana Overthrust, Montana

APPENDIX
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Visible Development Growth
Visible Development Growth
~402
~ 207
~ 135
~ 60
2008 Wells
Drilled
(est)
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George
and with increased takeaway
capacity
800-850 48 CBM
Planning basis is 10-acre
density; technology leader
with “super fracs”
900-960 212 Gibson Gulch
2,450+ 485 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 225
West Tavaputs shallow –
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base
•
Gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve & production growth
•
Further upside and efficiencies
THREE KEY AREAS

Upside: Active Exploratory/Delineation Drilling
Upside: Active Exploratory/Delineation Drilling
2 Deep wells in 2008 at 17k-19k’ targeting
Frontier, Muddy & Lakota.
Recompletion opportunity in Bullfrog area
2 horizontal discoveries. Drilling 5   horizontal
well, includes sister shale play at Green Jacket
Yellow Jacket: 269,260 gross, 121,100 net acres
Green Jacket: 127,300 gross, 86,800 net acres
Delineation project; increased potential in deep,
Mancos, west structure
BTR infill drilling program moved to development;
LC extension continues delineation. Includes
121,000 acres subject to drill-to-earn agreements.
Ute land
Comment
Net
undeveloped
acreage
Wells drilled
2008 (est)
(gross wells)
Area Basin
22,900 2
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
207,900 5
Yellow Jacket
(shale gas play)
Paradox
26,100 0
West Tavaputs deep
(structural play)
Uinta
164,500 13
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES
th

New Exploration: High Risk, High Return Potential
New Exploration: High Risk, High Return Potential
Completed 3-D shoot; Ft. Union well
drilled & cased to TD 10,700’; testing
1H ’09
First well targeted Cutler and Honaker
Trail formations 3Q08; good gas
shows and porosity; complete in 2009
after winter stips
Targeting Manning Canyon shale; 1
horizontal well 1Q ‘09
Shallow Hook targets Jauna Lopez, 1st
well WOC
Testing Cretaceous Cody Shale with 4
vertical wells; seeking approval for 1
horizontal well in 2009
Comment
Net
undeveloped
acreage
Wells drilled
2008 (est)
(gross wells)
Area Basin
59,700
1
Red Point and other
Big Horn projects
(basin-centered play)
Big Horn
30,800
1
Pine Ridge and other
projects (structural
salt flank plays)
Paradox
71,200
2
Hook
(shale gas play)
Uinta
170,800 4
Circus / Toston 6-mile
(structural and shale
gas play)
Montana Overthrust
NEW PROSPECTS
st
st

Natural Gas Hedges
As of  January 9, 2009
Natural Gas Hedges
As of  January 9, 2009
Swap Positions:
Collar Positions:
Basis Only:
2009 Basis
April – October 2,140,000 MMBtu (1.9 Bcf) at ($2.25) CIG
November – December 1,220,000 MMBtu (1.1 Bcf) at ($1.75) CIG/NWPL
2010 Basis
CAL 2010 3,650,00 MMBtu (3.3 Bcf) at ($2.25) NWPL
January – March 1,800,000 MMBtu (1.6 Bcf) at ($1.75 CIG/NWPL
April – October 7,490,000 MMBtu (6.8 Bcf) at ($2.66) CIG/NWPL
2011 Basis
CAL 2011 7,300,000 MMBtu (6.6 Bcf) at ($1.72) NWPL
Natural Gas Oil
Period
Volume
(MMBtu/d)
Price
(CIG ,NWPL, TCO
/MMBtu)
Volume
(Bbls/d) Price (WTI/Bbl)
CAL 2008 35 $ 6.50/$10.00 525 $ 70.48/$ 81.62
Nov-Dec 2008 30 7.83/12.08
Jun-Dec 2008 100 90.00/160.00
CAL 2009 25 6.45/10.22 550 86.82/143.51
Jan-Mar 2009 20 8.75/12.53
Nov-Dec 2009 10 6.00/9.63
CAL 2010 300 90.00/163.00
Jan-Oct 2010 20 6.00/10.41
Apr-Oct 2010 10 7.00/11.00
Natural Gas Oil
Period
Volume
(MMBtu/d)
Weighted Average
Swap Price
(CIG,PEPL, NWPL,
DA/MMBtu)
Volume
(Bbls/d)
Weighted Average
Swap Price
(WTI/Bbl)
4Q08 116 7.10 575 73.84
1Q09 159 7.96 375 74.41
2Q09 159 6.89 375 74.41
3Q09 159 6.89 375 74.41
4Q09 106 7.27 375 74.41
1Q10 99 7.58 -- --
2Q10 142 6.94 -- --
3Q10 142 6.94 -- --
4Q10 61 7.02 -- --

Bill Barrett Corporation

Salt Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Cutler
Lower Honaker Trail
Lower Honaker Trail
Paradox
Paradox
Salt
Salt
Mississippian

•
Net undeveloped acres: 31,000 (09/08) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test-drilled and cased,
completion in 2009
•
Sold 20% WI to industry partner
Pine Ridge #1
completion mid 2009
Paradox Basin – Salt Flank Prospect
Salt Flank
Paradox Basin – Salt Flank Prospect
Salt Flank
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin
UTAH

Bill Barrett Corporation

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
5 Mile
Worland
Little Buffalo
167 MMBbl
149 Bcf
Cottonwood C
60 MMBbl
45 Bcf
Grass
Creek
120 MMBbl

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
59,700 net undeveloped acres
(09/08)
•
Testing 1
st
well in 1H ‘09
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin –Red Point
Basin-Centered Gas
Big Horn Basin –Red Point
Basin-Centered Gas
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS
WYOMING
Rocktober 34-36

0%
20%
40%
60%
80%
100%
120%
$3.00 $4.00 $5.00 $6.00 $7.00 $8.00
CIG Price - $/Mmbtu
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Typical Well Price Sensitivity
Peters Point 6-7D production site
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
2.5
83%
2.1
$1.0
2.2
$3.2
$1.55
$mm
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
$ 6.00
1
0.77
$ 6.77
(0.98)
(0.34)
$ 5.45
35%
$ 3.85
ILLUSTRATIVE ECONOMICS
2
2

0%
20%
40%
60%
80%
100%
120%
$4.00 $5.00 $6.00 $7.00 $8.00 $9.00
CIG Price - $/Mmbtu
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Typical Well Price Sensitivity
Production wells on Specialty site
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
1.3
81%
1.0+
$ 0.7
1.4
$ 2.1
$ 2.09
$mm
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
$  6.00
1
1.08
$  7.08
(0.91)
(0.53)
$ 5.64
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
30%
$  4.25
ILLUSTRATIVE ECONOMICS
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
2

0%
10%
20%
30%
40%
50%
60%
70%
$4.00 $6.00 $8.00 $10.00 $12.00
CIG Price - $/Mmbtu
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
Production equipment on Pine Tree site
Typical Well Price Sensitivity
EUR (gross) – operated
EUR (net), 82% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.34
0.28
$    85
200
$  285
$ 1.02
(ranges from 0.15 – 0.8)
$1000s
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 6.00
1
(0.55)
$ 5.45
(2.25)
(0.75)
$ 2.45
24%
$ 4.50
ILLUSTRATIVE ECONOMICS
1
As of Nov 7, 2008, Rockies 3-year strip price averaged $5. 70/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
2

Bill Barrett Corporation

Grs MMcfed

Grs MMcfed

Grs MMcfed

Grs Bopd

Typical Well Production Profiles
Typical Well Production Profiles
Powder River Basin, CBM, Wyoming
0.00
0.05
0.10
0.15
0.20
0.25
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
Piceance Basin, Colorado
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
• IP-Instantaneous: 2300 Mcf/d
• IP-30 day: 1800 Mcf/d
• EUR: 1.3 Bcfe
• Well Life: 44 years
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
Typical Shallow Well – Production Profile
West Tavaputs, Uinta Basin, Utah
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• EUR: 2.5 Bcfe
• Well Life: 34 years
• Spacing: 40-acre
• Well Depth avg:7,650’
Black Tail Ridge, Uinta Basin, Utah
Typical Well - Production Profile
• IP-Instantaneous, Peak: 220 Bbl/d
• IP-30 day Peak: 202 Bbl/d
• EUR: 224 Mboe
• Well Life: 30 years
• Spacing: 320 acres
• Well Depth avg: 10,500’
0
50
100
150
200
250
0 10 20 30 40 50 60
Months
• IP-Instantaneous,
Peak: 220 Mcf/d
• IP-30 day Peak: 220 Mcf/d
• EUR: 0.3 Bcfe
• Well Life: 12 years
• Spacing: 80 acres
• Well Depth avg: 750’

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